361 Managed Futures Strategy Fund
A series of the Investment Managers Series Trust

Supplement dated September 22, 2014, to the
Summary Prospectus dated March 14, 2014 and
the Prospectus dated March 1, 2014, as supplemented

Addition of Sub-Advisor

Effective October 1, 2014, Federated Investment Management Company (“Federated”) serves as a sub-advisor to the Fund.

The following replaces information in the “Summary Section” of the Prospectus and the Summary Prospectus:

Fees and Expenses of the Fund1

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%2		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		None		None
Overnight check delivery fee		$15		$15
Wire fee		$20		$20
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.59%		1.59%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.37%		0.37%
Shareholder servicing fee	0.09%		0.09%
All other expenses	0.28%		0.28%
Fees and/or expenses recouped3		0.02%		0.02%
Total annual fund operating expenses3		2.23%		1.98%

1.	The expense information in the table has been restated to reflect current fees and expenses.
2.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Managed Futures Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A, dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Managed Futures Fund's Class A and Class I shares, respectively. This agreement is effective until February 28, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Managed Futures Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

The following replaces the second paragraph under the section entitled “Principal Investment Strategies”:

Principal Investment Strategies

In pursuing its investment objective, the Managed Futures Fund will primarily seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices. However, the Advisor’s quantitative models will seek to identify periods during which the Fund should not enter into futures contracts. Accordingly, there will be significant periods of time during which the Fund will not hold any long or short futures positions. The Managed Futures Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Managed Futures Fund. The Advisor allocates the Fund’s assets not invested in futures or used as margin to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income. These investments may include collateralized mortgage obligations, which are a type of mortgage-backed security. The Advisor delegates management of the Fund’s fixed income strategy portfolio to Federated Investment Management Company (the “Sub-Advisor”). The Fund’s overall portfolio duration is expected to be less than one year with a weighted average maturity of less than two years.

The Fund may hold fixed income securities during periods when the Fund is already invested in futures positions, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. While those other investments may contribute to the Fund’s performance, the Advisor expects that over time a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

Principal Risks

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. Mortgage-backed securities are subject to prepayment risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.

The following supplements the section entitled “Investment Advisor”:

Sub-Advisor

Federated Investment Management Company (“Federated” or the “Sub-Advisor”)

Portfolio Manager

Randall S. Bauer, CFA, Senior Vice President and Senior Portfolio Manager, has been the portfolio manager with respect to the fixed income strategy portfolio since October 1, 2014.

The following replaces the third paragraph under the section entitled “MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS – Principal Investment Strategies” in the Prospectus:

Principal Investment Strategies

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Fund. Assets of the Managed Futures Fund not invested in futures or used as margin will generally be invested in investment grade fixed income securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody's Investors Service, Inc. ("Moody's"), or in the BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s Sub-Advisor to be of comparable credit quality.

The Fund may hold such fixed income securities during periods when the Fund is already invested in futures positions, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. Moreover, as noted above, there may be extended periods of time during which the Managed Futures Fund will not invest in futures contracts. While investments other than futures may contribute to the Managed Futures Fund’s performance, the Advisor expects that over time a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

The Fund may hold collateralized mortgage obligations (CMOs). CMOs are a type of mortgage-backed security, including interests in real estate mortgage investment conduits (REMICs), that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. Floating rate CMOs (“floaters”) are a specific type of CMO which receive their interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

The following supplements the section entitled “MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS – Principal Risks” in the Prospectus. In addition, the paragraphs entitled “ETF Risk” and “ETN Risk” under this section are deleted.

Principal Risks

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

The following supplements the section entitled “Management of the Fund” in the Prospectus:

The Sub-Advisor

Federated, located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the Fund’s investment sub-advisor and provides investment advisory services to the Fund pursuant to a sub-advisory agreement among the Sub-Advisor, the Advisor and the Trust on behalf of the Fund (the “Sub-Advisory Agreement”). Federated is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801. FII Holdings, Inc. is a wholly-owned subsidiary of Federated Investors, Inc. (“FII”). Established in 1955, FII is a client-driven, multiproduct, and multi-strategy investment manager. FII provides comprehensive investment management services to approximately 6,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for such services is paid by Federated and not by the Fund. FII’s total managed assets were $351.6 billion as of June 30, 2014. Federated advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $254.4 billion in assets as of December 31, 2013.

Under the Sub-Advisory Agreement, the Fund will pay the Sub-Advisor an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule: 0.10% of the first $250 million of the Fund assets managed by Federated; and 0.08% of such assets over $250 million. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Funds’ Annual Report dated October 31, 2014.

The following supplements the section entitled “Management of the Fund – Portfolio Managers” in the Prospectus:

Portfolio Manager

Randall S. Bauer, CFA. Mr. Bauer is a Senior Vice President, Senior Portfolio Manager and Head of Structured Products Group for Federated Investment Management Company. Mr. Bauer is responsible for management and administration of structured product portfolios, as well as portfolio management of products with investment concentrations in investment-grade and short duration securities. Mr. Bauer has over 33 years of investment experience. Prior to joining Federated, he worked in the Credit Policy and International Banking Divisions at PNC Bank Corp. Mr. Bauer holds a B.A. from the University of Pennsylvania and an M.B.A. in Finance from the Pennsylvania State University. He is a Chartered Financial Analyst.

Please file this Prospectus Supplement with your records.

361 Managed Futures Strategy Fund
A series of the Investment Managers Series Trust

Supplement dated September 22, 2014, to the
Statement of Additional Information (“SAI”) dated March 1, 2014

Effective October 1, 2014, Federated Investment Management Company (“Federated”) serves as sub-advisor to the Fund.

The following supplements the section entitled “Management of the Fund – Advisor” in the SAI:

Sub-Advisor

Federated provides sub-advisory services to the Fund pursuant to a sub-advisory agreement among the Advisor, Federated and the Trust on behalf of the Fund. The Fund compensates the Sub-Advisor for its services. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor, the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment.

The following supplements the section entitled “Management of the Fund – Portfolio Managers” in the SAI:

Sub-Advisor – Portfolio Manager

As of August 31, 2014, information on other accounts managed by the Fund’s portfolio manager is as follows.

Randall S. Bauer			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Registered Investment Companies:	2	$4.5 billion	0	$0
Other pooled investment vehicles:	1	$788.0 million	0	$0
Other accounts:	3	$5.6 billion	0	$0

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio manager’s compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation.

Randall S. Bauer is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year, pre-tax gross total return basis vs. other accounts’ benchmarks and designated peer groups managed by Mr. Bauer. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Bauer is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. In his role as Head of the Structured Products Group, Mr. Bauer has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Mr. Bauer was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

Ownership of the Fund by the Portfolio Manager. As of the date of this Supplement, the portfolio manager does not own shares of the Fund.

Please file this SAI Supplement with your records.